EXHIBIT 10.6

CYBERONICS, INC.
1998 STOCK OPTION PLAN
NOTICE OF STOCK OPTION GRANT
(Standard Vesting)

NAME:                      Randal L. Simpson

You have been granted an option (the “Option“) to purchase Common Stock of Cyberonics, Inc. (the “Company”) as follows:

Date of Grant:	October 22, 2007

Exercise Price:	$23.00

Number of Shares Subject to Option:	334

Type of Option:	Nonstatutory Stock Option

Vesting Start Date:	February 1, 2000

Expiration Date:	February 1, 2010

Exercise Schedule:	The Option shall be exercisable at any time prior to the Expiration Date or earlier termination as to shares which are vested in accordance with the Vesting Schedule below.

Termination Period:
Option may be exercised for up to 90 days after termination of employment or consulting relationship except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

Vesting Schedule:
1/60th of the Shares subject to the Option shall vest each month after the Vesting Commencement Date until the Option is fully vested, subject to the Optionee continuing to be a Service Provider on such dates.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S STOCK

OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Company’s 1998 Stock Option Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:		CYBERONICS, INC.

/s/ Randal L. Simpson	By:	/s/ GEORGE E. PARKER III
George E. Parker, III
Vice President, Human Resources

Date:_____________________________________________________________	Date:

Address:

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Cyberonics, Inc.

STOCK OPTION AGREEMENT

1.           Grant of Option.  Cyberonics, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase a total number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”) subject to the terms, definitions and provisions of the Company’s 1998 Stock Option Plan (the “Plan”) which is incorporated herein by reference.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

This Option is a Nonstatutory Stock Option, and is not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

2.           Adjustments for Stock Splits, Recapitalization.

(a)           The Exercise Price and number of Shares subject to this Option (as set forth on the Notice of Grant) shall be subject to adjustment as follows: If the Company at any time (i) subdivides (by any stock split, stock dividend or otherwise) the Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Shares issuable shall be proportionately increased, and (ii) if the Company at any time combines (by reverse stock split or otherwise) the Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Shares issuable shall be proportionately decreased.

(b)           If at any time while this Option is outstanding there shall be any reclassification or conversion of the Common Stock into another class of securities (other than a sub-division or combination or shares provided for in the preceding paragraph), the Optionee shall thereafter be entitled to receive, during the term hereof and upon payment of the Exercise Price, the number of shares of stock to which a holder of the Common Stock would have been entitled upon such reclassification or conversion had the Optionee exercised this Option immediately prior to such reclassification or conversion.

3.           Exercise of Option.  This Option shall be exercisable during its term in accordance with the Exercise Schedule set out in the Notice of Grant and with the provisions of Section 10 of the Plan as follows:

(a)           Right to Exercise.

(i)           This Option may not be exercised for a fraction of a share.

(ii)           In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below.

(iii)           In no event may this Option be exercised after the Expiration Date of this Option as set forth in the Notice of Grant.

(b)           Method of Exercise.  This Option shall be exercisable by execution and delivery of the Exercise Notice and Stock Purchase Agreement (the “Exercise Notice”) in the form attached as Exhibit A.  Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company.  The written notice shall be accompanied by payment of the Exercise Price.  This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

4.           Method of Payment.  Payment of the Exercise Price shall be by:

(i)           cash; or

(ii)           check; or

(iii)           delivery of a properly executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and immediate sale of the Shares through a broker which provides for delivery to the Company from the sale or loan proceeds of the Exercise Price; or

(iv)           any combination of the foregoing methods of payment.

5.           Restrictions on Exercise.  This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including the requirements of any stock exchange upon which the Shares may then be listed and including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board.  As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6.           Termination of Relationship.  In the event of termination of Optionee’s consulting relationship or Continuous Status as an Employee, Optionee may, to the extent otherwise so entitled at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set out in the Notice of Grant.  To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

7.           Disability of Optionee.  Notwithstanding the provisions of Section 6 above, in the event of termination of an Optionee’s consulting relationship or Continuous Status as an Employee as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of termination of employment (but in no event later than the Expiration Date of this Option as set forth in the Notice of Grant), exercise the Option to the extent otherwise so entitled at the date of such termination.: To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

8.           Death of Optionee.  In the event of the death of Optionee during the term of this Option and while an Employee or Consultant or within ninety (90) days following termination of Optionee’s employment/consultancy relationship with the Company, this Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the Expiration Date), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

9.           Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10.           Term of Option.  This Option may be exercised only prior to the Expiration Date set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option..

11.           Tax Consequences.  Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE, OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES,

(a)           Exercise of Option.  Upon exercise of this Option, the Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.  If Optionee is an employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

(b)           Disposition of Shares.  If Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

12.           Change of Control.  Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control (as defined below), this Option shall automatically become fully vested and exercisable immediately prior to the Change of Control or for such earlier period as the Administrator may provide.  A “Change of Control” means the happening of any of the following events:

(i)           the acquisition by any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange act of 1934, as amended (the “Exchange Act”), other than the Company, a subsidiary of the Company or a Company employee benefit plan of “beneficial ownership” (as defined in Rule 13d-3 under the Exchange act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii)           the consummation of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitle to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities in substantially the same proportions as their ownership immediately prior to such event, or

(iii)           the sale or disposition by the Company of all or substantially all the Company’s assets; or

(iv)           a change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors.  “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of October 2, 2000, or (B) are elected, or nominated for election, thereafter to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but “Incumbent Director” shall not include an individual whose election or nomination is in connection with (i) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (ii) a plan or agreement to replace a majority of the then Incumbent Directors; or

(v)           the approval by the Board of Directors or the stockholders of the Company of a complete or substantially complete liquidation or dissolution of the Company.

In addition to, or in lieu of, any provision of the Plan, the Administration, with the approval of a majority of the Incumbent Directors, may provide that this Option, if not exercised immediately prior to the Change of Control, shall (x) terminate on such Change of Control, unless such Change of Control is described in clause (iv) above, (y) be assumed by the successor (a parent thereof) in any such merger or other corporate transaction, or (z) be surrendered in exchange for equivalent substitution options or awards from the successor (or a parent thereof).

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS OR HER RIGHT OR THE COMPANY’S RIGHT TO TERMINATE HIS OR HER EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

EXHIBIT A

EXERCISE NOTICE AND STOCK PURCHASE AGREEMENT

Cyberonics, Inc.
100 Cyberonics Boulevard
Houston, Texas 77058

Attention: Secretary

1.           Exercise of Option.  Effective as of today, _______________, 20__, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase ________ shares of the Common Stock (the “Shares”) of Cyberonics, Inc. (the “Company”) under and pursuant to the Company’s 1998 Stock Option Plan, as amended (the “Plan”) and the Stock Option Agreement dated __________________ (the “Option Agreement”).

2.           Representations of Optionee.

(a)           Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions,

(b)           Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares, Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

3.           Rights as Stockholder.  Subject to the terms and conditions of this Agreement, Optionee shall have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Optionee delivers full payment of the Exercise Price until such time as Optionee disposes of the Shares.

4.           Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

5.           Arbitration.  Any dispute or claim arising out of or in connection with this Agreement shall be settled by binding arbitration.  Any such arbitration shall be conducted in accordance with the Rules of Conciliation and Arbitration of the American Arbitration Association and shall take place in Webster, Texas.  The arbitration shall be conducted by one arbitrator; provided that if the parties cannot agree on a single arbitrator, then the arbitration shall be conducted by a panel of three arbitrators, one selected by each party and the third selected by the other two arbitrators.  The determination of the arbitrator(s) shall be final and binding upon the parties.

6.           Governing Law; Severability.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE EXCLUDING THAT BODY OF LAW PERTAINING TO CONFLICTS OF LAW.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7.           Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

8.           Further Instruments.  The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

9.           Delivery of Payment.  Optionee herewith delivers to the Company the full Exercise Price for the Shares.

10.           Entire Agreement.  The Plan and Notice of Grant/Option Agreement are incorporated herein by reference.  This Agreement, the Plan and the Notice of Grant/Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:	Accepted by:

OPTIONEE:	CYBERONICS, INC.

_____________________________________	By:___________________________________

Its:___________________________________

Address:	Address:

______________________________________	100 Cyberonics Blvd.
Houston, TX 77058
______________________________________

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